LETTER OF INTENT

07/26/2023

Madeline Curme Ltd

2 Horder Road
London
ENGLAND
SW6 5EE

IMA Tech Inc.

34 N Franklin Ave 687

Pinedale, WY 82941

RE: Intent to Purchase Services

This Letter of Intent (the “Letter”) sets forth the proposed terms and conditions of the Services described hereunder and shall govern the relationship between the Client and the Contractor (the “Parties”) until replaced by a definitive, formal agreement addressing the same services and subject matter (the “Definitive Agreement”). The Services considered in this Letter and in the Definitive Agreement are subject in all respects to the following:

1.	THE CLIENT. Madeline Curme Ltd (the “Client”) with a mailing address of

2 Horder Road, London, ENGLAND, SW6 5EE.

2.	THE CONTRACTOR. IMA Tech Inc. (the “Contractor”) with a mailing address of 34 N Franklin Ave 687, Pinedale, WY 82941.

3.	THE SERVICES. Unless otherwise agreed to by the Parties, the Contractor agrees to provide the following services (the “Services”):

Individual user accounts on the website (https://ima.gg) with a range of customizable avatars. The website will include; personalized voice avatar choices, support for up to 40 languages, and a catalog featuring 100 avatar designs.

4.	PAYMENT. In consideration of the Services provided, the Client agrees to pay the Contractor in accordance with the following conditions:

Closing Price. The closing price of the services acquired by a Client shall be based on the Final Agreement.

5.	PAYMENT METHOD. The Contractor shall be paid, in accordance with Section 4, in the following manner:

The payment method for the services acquired by a Client shall be based on the Final Agreement.

6.	START AND END DATE. This Definitive Agreement will start upon the date that the Contractor commences service and on the date Final Agreement is signed.

7.	INTENTION OF THE PARTIES. This Letter sets forth the intentions of the Parties to use reasonable efforts to negotiate, in good faith, a Definitive Agreement with respect to all matters herein. Notwithstanding paragraphs 7 through 9, which shall be legally binding, any legal obligations with respect to all other matters shall only arise if and when the Parties execute and deliver a Definitive Agreement.

8.	GOVERNING LAW. This Letter shall be governed under the laws of the State of Wyoming.

9.	SIGNATURES.

Client Signature: ___________________________________Date: 07/26/2023

Print Name: /s/ Madeline Curme Ltd

Contractor Signature: _______________________________Date: 07/26/2023

Print Name: /s/ IMA Tech Inc.